POWER OF ATTORNEY

     The undersigned Members of the Prudential Variable Contract Account - 10 Committee hereby constitute, appoint and authorize Jonathan D. Shain as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.


/s/ SAUL K. FENSTER
------------------------------------
Saul K. Fenster, Member


/s/ W. SCOTT MCDONALD, JR.
------------------------------------
W. Scott McDonald, Jr., Member


/s/ JOSEPH WEBER
------------------------------------
Joseph Weber, Member



Dated:  May 21, 2001

                                POWER OF ATTORNEY

     The undersigned Members of the Prudential Variable Contract Account - 10 Committee hereby constitute, appoint and authorize Jonathan D. Shain as true and lawful agent and attorney-in-fact, to sign on his or her behalf in the capacities indicated, any Registration Statement or amendment thereto (including post-effective amendments), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission. The undersigned do hereby give to said agent and attorney-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof.


/s/ DAVID R. ODENATH, JR.
---------------------------------
David R. Odenath, Jr.
Chairman, The Prudential
Variable Contract Account-10
Committee


/s/ GRACE C. TORRES
---------------------------------
Grace C. Torres
Treasurer and Principal Financial
and Accounting Officer

Dated:  May 21, 2001